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                                 EXHIBIT 23.1





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 33-19390, Post-Effective Amendment No. 1 to Registration Statement No. 2-84205, and Registration Statement No. 33-59546 on Forms S-8 of our report dated June 20, 1995 (June 30, 1995 as to Note 11), appearing in this Annual Report on Form 10-K of TransTechnology Corporation for the year ended March 31, 1995.

/s/Deloitte & Touche LLP

Parsippany, New Jersey
July 11, 1995



































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